                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 2000

                               PFSB BANCORP, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)

     Missouri                       0-25355                 31-1627743
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(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



123 West Lafayette Street, Palmyra, Missouri          63461
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (573) 769-2134
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ITEM 5.  OTHER EVENTS.
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      On November 8, 2000, PFSB Bancorp, Inc. issued a press release which announced that the 2000 annual meeting of stockholders will be held on January 25, 2001.

      A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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      Exhibit 99.1   Press Release dated November 8, 2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PFSB BANCORP, INC.




Date: November 8, 2000              By: /s/ Eldon R. Mette
                                        --------------------------------------
                                        Eldon R. Mette
                                        President and Chief Executive Officer